Exhibit 32.2

Splinex Technology Inc.
550 West Cypress Creek Road-Suite 410
Ft. Lauderdale, Florida, 33309

June 29, 2005

Securities and Exchange Commission
100 F Street, NE Washington, DC 20549

Re: Certification of Principal Financial Officer Pursuant To 18 U.S.C. Sec. 1350

Dear Ladies and Gentlemen:

     In connection with the accompanying Annual Report on Form 10-KSB of Splinex Technology Inc., for the year ended March 31, 2005, I, Gerard Herlihy, Chief Financial Officer of Splinex Technology Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Annual Report on Form 10-KSB of Splinex Technology Inc., for the year ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Annual Report on Form 10-KSB of Splinex Technology Inc., for the year ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Splinex Technology Inc.

BY: /S/ Gerard Herlihy

Gerard Herlihy
Chief Financial Officer
(Principal Financial and Accounting Officer
and Duly Authorized Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Splinex Technology Inc. and will be retained by Splinex Technology Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In accordance with Item 601 of Regulation S-B, this certification is being “furnished” as Exhibit 32.2 to Splinex Technology Inc.’s quarterly report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.